SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 23, 2007

KENNETH COLE PRODUCTIONS, INC.

 (Exact name of registrant as specified in its charter)

Commission File Number 1-13082

        New York                                                 13-3131650

             (State or other jurisdiction of

                 I.R.S. Employer

              incorporation or organization)

                 Identification Number)

603 West 50th Street, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 265-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 23, 2007 Kenneth Cole Productions, Inc. (“the Company”) received the amended credit facility agreement, whereby on October 5, 2007, the Company amended its credit facility agreement (“the Facility”) with JPMorgan Chase Bank, and certain other financial institutions, to expand the definition of “consolidated EBITDA” in section 1.01 of the Facility.

A copy of Amendment No. 1 is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 Amendment No. 1 dated as of October 5, 2007 to Credit Agreement dated as of December 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

Kenneth Cole Productions, Inc.

Registrant

Dated October 26, 2007

By:     /s/ DAVID P. EDELMAN

Name: David P. Edelman

Title:   Chief Financial Officer

Exhibit Index

Description

Exhibit No.  99.1

Amendment No. 1 dated as of October 5, 2007 to Credit Agreement dated as of December 20, 2006.

Exhibit 99.1

AMENDMENT NO. 1

Dated as of October 5, 2007

to

CREDIT AGREEMENT

Dated as of December 20, 2006

THIS AMENDMENT NO. 1 (“Amendment”) is made as of October 5, 2007 (the “Effective Date”) by and among Kenneth Cole Productions, Inc., a New York corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of December 20, 2006 by and among the Borrower, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to the following amendments to the Credit Agreement.

Amendments to Credit Agreement.  Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to restate clause (vi) thereof in its entirety as follows:

(vi) non-cash losses, charges or expenses arising from the issuance of stock or stock options to employees

Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) counterparts of the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof.

Reference to and Effect on the Credit Agreement.

Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

KENNETH COLE PRODUCTIONS, INC.,

as the Borrower

By: /s/ David P. Edelman
Title:  Chief Financial Officer, Kenneth Cole Productions, Inc.

JPMORGAN CHASE BANK,

NATIONAL ASSOCIATION,

individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By:  /s/ Jules Panno

Title:  Vice President

BANK OF AMERICA, N.A.,

individually as a Lender and as Co-Syndication Agent

By:  /s/ Susan L. Callanan
Title:  Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,

individually as a Lender and as Co-Syndication Agent

By:____________________________________
Title:

PNC BANK, NATIONAL ASSOCIATION,

individually as a Lender and as Documentation Agent

By:  /s/ Michael Nardo

Title:  Senior Vice President

COMMERCE BANK, N.A.,

as a Lender

By:  /s/ Daniel R. Vereb

Title:  Vice President

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Kenneth Cole Productions, Inc., a New York corporation (the “Borrower”) the Lenders and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of September 20, 2007 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated October 5, 2007

[Signature Pages Follow]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

K.C.P.L., INC.

By:     /s/ David P. Edelman

Title:  Chief Financial Officer, Kenneth Cole Productions, Inc.

KENNETH PRODUCTIONS, INC.

By:    /s/ David P. Edelman
Title: Chief Financial Officer, Kenneth Cole Productions, Inc.

COLE 610 FIFTH AVENUE, LLC

By:

KENNETH COLE PRODUCTIONS, INC.

Managing Member

By:    /s/ David P. Edelman
Title: Chief Financial Officer, Kenneth Cole Productions, Inc.

KENNETH COLE PRODUCTIONS, L.P.

By:

KENNETH PRODUCTIONS, INC.

General Partner

By:    /s/ David P. Edelman
Title: Chief Financial Officer, Kenneth Cole Productions, Inc.

KENNETH COLE PRODUCTIONS (LIC), INC.

By:   /s/ Ilaria Puccini

Title: